UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2026

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(469) 480-7175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the Membership Interest Purchase Agreement disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Item 1.01	Entry Into Material Definitive Agreement.

As previously reported, on May 8, 2026, Vivakor, Inc. (the “Company”) entered into a financing transaction with certain institutional investors (the “Investors”) under the terms of a Securities Purchase Agreement (the “SPA”) to issue and sell to each of the Investors promissory notes (the “Notes”), for aggregate gross proceeds to the Company of up to $12.0 million (the “Purchase Price”), before deducting fees to the placement agent, RBW Capital Partners LLC (a division of Dawson James Securities, Inc.) (“RBW”), and other expenses payable by the Company in connection with the offering (the “Offering”). The Notes have a principal amount of $15,000,000 (the “Principal Amount”), which consists of the Purchase Price plus $3,000,000 representing a 20% original issuance discount.

Pursuant to the SPA, the first half of the Purchase Price ($6,000,000) was paid in connection with the initial closing date (the “First Closing”), and second half of the Purchase Price ($6,000,000) was paid on July 16, 2026 (the “Second Closing”). The First Closing and Second Closing were conducted through the terms of an escrow agreement with a third-party escrow agent.

Under the terms of the SPA, the Company registered for resale all shares of its common stock that may be issued upon conversion of the Notes with respect to the First Closing and the Second Closing under the terms of a Registration Statement on Form S-1, which went effective with the SEC on July 16, 2026.

As previously reported, in addition to the SPA and the Note, on May 7, 2026, the Company entered into a standby equity purchase agreement (the “SEPA”) with one of the Investors (the “SEPA Investor”), under which the SEPA Investor has committed to purchase from the Company up to $100,000,000 of shares of the Company’s common stock in an equity line of credit (the “Equity Line”). Subject to the terms and conditions of the SEPA, the Company has the right from time to time at its discretion until the first day of the month following the 36-month period after the date of the SEPA (or earlier in the event the SEPA Investor shall have made payment of $100 million in Advances), to direct the SEPA Investor to purchase a specified amount of shares of common stock (each such sale, an “Advance”) by delivering written notice to the SEPA Investor (each, an “Advance Notice”). While there is no mandatory minimum amount for any Advance, it may not exceed the lesser of (i) an amount equal to one hundred percent (100%) of the average of the Daily Traded Amount (as defined in the SEPA) during the five consecutive Trading Days immediately preceding an Advance Notice, (ii) 30% of the Daily Traded Amount (as defined in the SEPA) and (iii) $1 million, and may not exceed 4.99% of the issued and outstanding shares of common stock. The shares of common stock purchased pursuant to an Advance will be purchased at a price equal to 94% of the lowest VWAP of the common stock during the three Trading Days following the applicable notice date. The Company may also deliver intraday purchase notices to the Investor, and the common stock purchased pursuant to an intraday Advance will be purchased at a price equal to 98% of the lowest traded price of the common stock during the intraday pricing period, as determined pursuant to the terms of the SEPA.

On July 15, 2026, the Company and the Investors entered into an Amendment No. 1 to the SPA, the Notes, and the SEPA (the “Amendment No. 1”), under which the Investors agreed to fund the Second Closing in return for the Company agreeing to maintain the $0.37 floor price in the investment documents after the Company’s 1-for-20 reverse stock split that went effective July 17, 2026.

This summary is not a complete description of all of the terms of the Amendment No. 1 and is qualified in its entirety by reference to the full text of the Amendment No. 1 a form of which is filed as Exhibits 10.1 hereto, which is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

As previously reported, on August 12, 2025, the Company issued a convertible promissory note (the “Note”), to an accredited investor (the “Holder”), in the principal amount of $647,059. The Company received $550,000, before fees.

On July 21, 2026, the Company received a Notice of Conversion (the “Holder’s Notice of Conversion”) from one of the Holder converting an aggregate of $28,545 of the principal amount and interest due under the Notes into 33,000 shares of the Company’s common stock (the “Holder’s Shares”). Pursuant to the terms of the Note and the Holder’s Notice of Conversion, the Company issued the Holder’s Shares. The Holder’s Shares were issued without a Rule 144 restrictive legend pursuant to a legal opinion received by the Company and its transfer agent. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

As previously reported, between June 6, 2025 and June 9, 2025, the Company issued convertible promissory notes (the “Lender Notes”), to seven non-affiliated accredited investors (the “Lenders”), in the aggregate principal amount of $5,117,647.06 in connection with a Securities Purchase Agreement entered into by and between the Company and the Lenders (the “Lender SPA”). Under the terms of the Lender SPA and the Lender Notes, the Company received $4,350,000 prior to deducting customary fees.

On July 21, 2026, the Company received a Notice of Conversion from a Lender converting $27,680 of the amounts due under the Lender Notes into 32,000 shares of the Company’s common stock (the “Lender Shares”), respectively. Pursuant to the terms of the Lender Notes and the Notices of Conversion, the Company issued the Lender Shares. The Lender Shares were issued without a Rule 144 restrictive legend pursuant to a legal opinion received by the Company and its transfer agent. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

Item 7.01	Regulation FD Disclosure.

On July 21, 2026, the Company issued a press release announcing its subsidiary, Vivakor Supply & Trading, LLC (“VST”), executed four new recurring physical crude oil purchase and sale transactions with two commercial counterparties. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Title
10.1	Amendment No. 1 to Securities Purchase Agreement, Convertible Notes and SEPA dated July 15, 2026
99.1(1)	Press Release dated July 21, 2026 Announcing the Closing of Four New Crude Oil Purchase and Sale Transactions
104	Cover Page Interactive Data File (formatted as Inline XBRL).

(1)	Exhibit is furnished and not filed, as described in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: July 21, 2026	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO